Cash and cash equivalents	6 Months Ended
Jun. 30, 2025
Cash and cash equivalents.
Cash and cash equivalents

14.Cash and cash equivalents

	As at
	June 30,	December 31,
(in EUR 000)	2025	2024
Short term deposit	13,328	28,220
Current accounts	9,401	5,966
Total cash and cash equivalents	22,729	34,186

Cash and cash equivalents decreased to €22.7 million as at June 30, 2025, compared to €34.2 million as at December 31, 2024 which is mainly due to a decrease of short term deposits by €14.9 million which is partially offset by an increase of current accounts by €3.4 million. The short term deposits relate to term accounts with an initial maturity of 3 months or less, measured at amortized costs.